EXHIBIT 24

PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
FOR FISCAL YEAR ENDED DECEMBER 31, 2008

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ CARL L. BAKER, JR.
           [Signature]

                               Carl L. Baker, Jr.
              [Printed Name]

On this 26th day of February, 2009, did appear Carl L. Baker, Jr., a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                        /s/ ANNE GILLILAND
                                      Notary Public

                                                       ANNE GILLILAND, Notary Public
[Seal]                                                                                        In and For The State of Ohio
                                                       My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ GEORGE W. BROUGHTON
      [Signature]

                          George W. Broughton
           [Printed Name]

On this 26th day of February, 2009, did appear George W. Broughton, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                    /s/ ANNE GILLILAND
                                          Notary Public

                                                          ANNE GILLILAND, Notary Public
[Seal]                                                                                          In and For The State of Ohio
                                                          My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ FRANK L. CHRISTY
      [Signature]

                                Frank L. Christy
             [Printed Name]

On this 26th day of February, 2009, did appear Frank L. Christy, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                     /s/ ANNE GILLILAND
                                           Notary Public

                                                           ANNE GILLILAND, Notary Public
[Seal]                                                                                           In and For The State of Ohio
                                                           My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ WILFORD D. DIMIT
      [Signature]

                                Wilford D. Dimit
             [Printed Name]

On this 26th day of February, 2009, did appear Wilford D. Dimit, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                /s/ ANNE GILLILAND
                                                      Notary Public

                                                                      ANNE GILLILAND, Notary Public
[Seal]                                                                                                     In and For The State of Ohio
                                                                      My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ RICHARD FERGUSON
      [Signature]

                              Richard Ferguson
           [Printed Name]

On this 26th day of February, 2009, did appear Richard Ferguson, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                              /s/ ANNE GILLILAND
                                                    Notary Public

                                                                    ANNE GILLILAND, Notary Public
[Seal]                                                                                                    In and For The State of Ohio
                                                                    My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ DAVID L. MEAD
      [Signature]

                                  David L. Mead
              [Printed Name]

On this 26th day of February, 2009, did appear David L. Mead, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                           /s/ ANNE GILLILAND
                                                 Notary Public

                                                                 ANNE GILLILAND, Notary Public
[Seal]                                                                                                 In and For The State of Ohio
                                                                 My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ ROBERT W. PRICE
      [Signature]

                                Robert W. Price
             [Printed Name]

On this 26th day of February, 2009, did appear Robert W. Price, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                             /s/ ANNE GILLILAND
                                                   Notary Public

                                                                   ANNE GILLILAND, Notary Public
[Seal]                                                                                                   In and For The State of Ohio
                                                                   My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ THEODORE P. SAUBER
      [Signature]

                             Theodore P. Sauber
              [Printed Name]

On this 26th day of February, 2009, did appear Theodore P. Sauber, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                  /s/ ANNE GILLILAND
                                                        Notary Public

                                                                        ANNE GILLILAND, Notary Public
[Seal]                                                                                                        In and For The State of Ohio
                                                                        My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ PAUL T. THEISEN
      [Signature]

                                 Paul T. Theisen
               [Printed Name]

On this 26th day of February, 2009, did appear Paul T. Theisen, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                /s/ ANNE GILLILAND
                                                      Notary Public

                                                                      ANNE GILLILAND, Notary Public
[Seal]                                                                                                      In and For The State of Ohio
                                                                      My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ JOSEPH H. WESEL
      [Signature]

                                Joseph H. Wesel
              [Printed Name]

On this 26th day of February, 2009, did appear Joseph H. Wesel, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                       /s/ ANNE GILLILAND
                                                             Notary Public

                                                                            ANNE GILLILAND, Notary Public
[Seal]                                                                                                            In and For The State of Ohio
                                                                            My Commission Expires April 9, 2018

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2008, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ THOMAS J. WOLF
      [Signature]

                                    Thomas J. Wolf
                                                                                                                                                                 [Printed Name]

On this 26th day of February, 2009, did appear Thomas J. Wolf, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                      /s/ ANNE GILLILAND
                                                            Notary Public

                                                                            ANNE GILLILAND, Notary Public
[Seal]                                                                                                            In and For The State of Ohio
                                                                            My Commission Expires April 9, 2018